Fair value measurements	6 Months Ended
Jun. 30, 2022
Fair Value Disclosures [Abstract]
Fair value measurements	Fair value measurements
The Company records certain assets and liabilities at fair value. Fair value is defined as the price that would be received to sell an asset, or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy that prioritizes the inputs used to measure fair value is described below. This hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

•Level 1 — Quoted prices in active markets for identical assets or liabilities.
•Level 2 — Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
•Level 3 — Unobservable inputs that are supported by little or no market activity. This includes certain pricing models, discounted cash flow methodologies, and similar techniques that use significant unobservable inputs.

The carrying amounts of financial instruments, including cash and cash equivalents, accounts receivable, unbilled services, contract assets, accounts payable, and unearned revenue approximate fair value due to the short maturities of these instruments.

Recurring Fair Value Measurements
The Company classifies its interests in investments in equity-long term having considered the nature of its investment, the extent of influence over operating and financial decisions and the availability of readily determinable fair values. The Company determined that the interests in funds at June 30, 2022 and December 31, 2021 meet the definition of equity securities without readily determinable fair values. The Company concluded that the interests held at June 30, 2022 and December 31, 2021 qualify for the Net Asset Value (NAV) practical expedient in ASC 820 'Fair value measurements and disclosures'. There was an increase in fair value of $3.5 million (December 31, 2021: $3.2 million) recognized in net income during the year bringing the carrying value of the subscriptions to $26.9 million at June 30, 2022 (December 31, 2021: $22.6 million).

Non-recurring Fair Value Measurements
Certain assets and liabilities are carried on the accompanying Condensed Consolidated Balance Sheet at cost and are not re-measured to fair value on a recurring basis. These assets include finite-lived intangible assets that are tested for impairment when a triggering event occurs and goodwill that is tested for impairment annually or when a triggering event occurs. As of June 30, 2022, assets carried on the balance sheet at cost and not re-measured to fair value on a recurring basis totaled approximately $13,478.7 million and are identified as Level 3 assets. These assets are comprised of goodwill of $8,970.3 million and identifiable intangible assets, net of $4,508.5 million. Refer to "Note 12 - Bank credit lines and loan facilities" for additional information regarding the fair value of long-term debt balances.